UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2007
CAPITALSOURCE INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-31753 (Commission File Number)	35-2206895 (I.R.S. Employer Identification No.)
4445 Willard Avenue, 12th Floor
Chevy Chase, MD 20815
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code (800) 370-9431
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On October 5, 2007, CapitalSource Inc. filed with the Securities and Exchange Commission a prospectus supplement to the base prospectus contained in its effective shelf registration statement (Reg. No. 333-130681) relating to shares of common stock which may be offered pursuant to its dividend reinvestment and stock purchase plan. This Current Report is being filed to present certain exhibits which shall be incorporated by reference into the prospectus and registration statement.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
     Incorporated by reference to the Exhibit Index attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 9, 2007	/s/ Steven A. Museles

Steven A. Museles Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit	Description
5.1	Opinion of Hogan & Hartson LLP regarding legality of securities offered.
8.1	Opinion of Hogan & Hartson LLP regarding tax matters.
23.1	Consent of Hogan & Hartson LLP (included in Exhibit 5.1).
23.2	Consent of Hogan & Hartson LLP (included in Exhibit 8.1).